Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 28 to Registration Statement (Investment Company Act File No. 811-21162) on Form N-1A of our report dated August 26, 2009, relating to the financial statements and financial highlights of BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust (the “Fund”) appearing in the Annual Report on Form N-CSR of the Fund for the year ended June 30, 2009. We also consent to the reference to us under the heading “Financial Statements” in Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
October 23, 2009